All Information is Preliminary and Subject to Change
Transaction

               Issuer      Residential Asset Securities Corporation
               Series      20043-KS2

           Collateral      $990 Million of Home Equity Mortgage Loans

             Servicer      Residential Funding Corporation

      Rating Agencies      Moody's, Fitch and S&P

Structure

  Credit Support
                   1-Excess Interest
                   2-Overcollateralization
                   3-Cross collateralization
                   4-Subordination

                     -----------------------------------------------------------------------------------------------------------------------
                                                                                                         Initial                tepdown C/E
                           Class        Moody's      Fitch        S&P        Cpn Type        Amount       Size     Initial C/E S
                     -----------------------------------------------------------------------------------------------------------------------
                       Fixed Seniors      Aaa         AAA         AAA      Float / Fixed  256,650,000    88.50%      11.50%       27.90%
                           M-I-1          Aa2          AA          AA          Fixed       14,500,000     5.00%       6.50%       17.90%
                           M-I-2           A2          A           A+          Fixed       9,425,000      3.25%       3.25%       11.40%
                           M-I-3          Baa2        BBB         BBB+         Fixed       9,425,000      3.25%       0.00%       4.90%
                         OC Target         -           -                         -         7,105,000      2.45%         -           -
                     -----------------------------------------------------------------------------------------------------------------------
                        Adj Seniors       Aaa         AAA         AAA          Float      584,500,000    83.50%      16.50%       37.30%
                          M-II-1          Aa2          AA          AA          Float       49,000,000     7.00%       9.50%       23.30%
                          M-II-2           A2          A+          A+          Float       38,500,000     5.50%       4.00%       12.30%
                          M-II-3          Baa2        BBB         BBB+         Float       28,000,000     4.00%       0.00%       4.30%
                         OC Target         -           -                         -         15,050,000     2.15%         -           -
                     -----------------------------------------------------------------------------------------------------------------------
                     After the Stepdown Date the subordinates may receive principal payments

                     A Trigger Event exists with respect to any Distribution
                     Date on or after the Stepdown Date if either:
  Trigger Event      (i) The Product of a) 1.45 for Loan Group I and 2.00
                     for Loan Group II and b) 60+ day Delinquency Percentage
                     equals or exceeds the senior enhancement percentage (ii)
                     during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                     Distribution Dates                                              Cumulative Realized Loss Percentage
                                                                          Fixed Pool                                                  Adjustable Pool
                     Months 37-48                 2.25% plus an additional 1/12 of 1.50% each month thereafter    4.00% plus an additional 1/12 of 2.00% each month thereafter
                     Months 49-60                 3.75% plus an additional 1/12 of 0.75% each month thereafter    6.00% plus an additional 1/12 of 1.25% each month thereafter
                     Months 61-72                 4.50% plus an additional 1/12 of 1.00% each month thereafter    7.25% plus an additional 1/12 of 0.25% each month thereafter
                     Months 73 and thereafter     5.50% thereafter                                                7.50% thereafter

Loss Coverage

                                                     First Principal Loss
                                      ----------------------------------------------------
                                            Static LIBOR               Fwd LIBOR
                                                              ----------------------------
                     ------------------------------------------
                           Class          CDR       Cum Loss      CDR        Cum Loss
                     ---------------------------------------------------------------------
                           M-I-1         11.8%       11.3%       11.8%         11.3%
                           M-I-2         10.0%        9.9%        9.3%         9.3%
                           M-I-3          9.1%        9.1%        8.5%         8.7%
                     ---------------------------------------------------------------------

                                            Static LIBOR               Fwd LIBOR
                                                              ----------------------------
                     ------------------------------------------
                           Class          CDR       Cum Loss      CDR        Cum Loss
                     ---------------------------------------------------------------------
                          M-II-1         24.2%       19.0%       22.4%         18.1%
                          M-II-2         15.9%       14.2%       14.4%         13.2%
                          M-II-3         10.9%       10.6%        9.6%         9.6%
                     ---------------------------------------------------------------------

                                                                                                               100% PPC
                     40% loss severity                                                                    Month        CPR
                                                                                                          -----        ---
                     12 month lag in recoveries                                                          1 - 12     2% to 30%
                     Trigger failing                                                                     13 - 22     30.00%
                     Run to maturity                                                                     23 - 27     50.00%
                     Defaults are in addition to prepayments                                              28 +       35.00%
                     Cum Loss means Cum Loss for the both the Related and NonRelated Group
                     Prepays are 23 HEP on the Group I Loans 100 PPC (as defined on the right) for the Group II
                     Loans
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.